SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 3, 2002 (August 30, 2002)

MISSISSIPPI VALLEY BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-22008	43-1336298

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13205 Manchester Road, St. Louis, Missouri	63131

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(314) 543-3512

N/A

(Former Name or Former Address, if Changed Since Last Report)

MISSISSIPPI VALLEY BANCSHARES, INC.

FORM 8-K

Item 5:    Other Events.

On August 30, 2002, Mississippi Valley Bancshares, Inc. and Marshall & Ilsley Corporation jointly announced that election forms and letters of transmittal were being mailed to the shareholders of Mississippi Valley Bancshares, Inc. in connection with the pending merger between Mississippi Valley and Marshall & Ilsley. The press release announcing the mailing of the election forms and letters of transmittal to the shareholders of Mississippi Valley and the form of election form and letter of transmittal are attached hereto as exhibits and are incorporated herein by reference.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)         Exhibits.

See the Exhibit Index attached to this report and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2002

MISSISSIPPI VALLEY BANCSHARES, INC.

By:	/S/ CAROL B. DOLENZ

Carol B. Dolenz Secretary and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 30, 2002

99.2	Form of Election Form and Letter of Transmittal

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